EX-10.66

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is executed as of November 28, 2023 to be effective as of August 31, 2023, between CRYO-CELL INTERNATIONAL, INC., a Delaware corporation (“Borrower”), SUSSER BANK, a Texas State Bank, as administrative agent (“Administrative Agent”), and each of the Lenders party hereto.

A. Borrower, Administrative Agent, and Lenders are party to that certain Credit Agreement dated as of July 18, 2022 (as modified, amended, renewed, extended, and restated, the “Credit Agreement”).

B. Borrower Administrative Agent, and Lenders have agreed, upon the following terms and conditions, to amend the Credit Agreement, subject to the terms and conditions hereof.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.
Terms and References. Unless otherwise stated in this Amendment (a) terms defined in the Credit Agreement have the same meanings when used in this Amendment, and (b) references to “Sections” are to the Credit Agreement’s sections.

2.
Amendments to Credit Agreement.

(a) Section 1.1 of the Credit Agreement is hereby amended to delete the definition of “Adjusted EBITDA” in its entirety and replace such definition with the following:

“Adjusted EBITDA” means, for any Person and for any applicable period of determination thereof, an amount equal to (a) EBITDA, minus (b) amounts received with respect to any royalty sharing agreements (to the extent included in the calculation of EBITDA), plus (or minus) (c) change in deferred revenue.

(b) Section 1.1 of the Credit Agreement is hereby amended to add the following new definition in the correct alphabetical order:

“Cash Flow” means (a) Adjusted EBITDA, minus (b) cash income taxes paid, minus (c) the sum of distributions, dividends (other than the Special Dividend) and maintenance cap expense (to the extent not already deducted in the calculation of EBITDA), minus (d) Cash Interest Expense actually paid to Duke University pursuant to the Patent and Technology License Agreement dated February 23, 2021 between Borrower and Duke University.

(c) Section 8.2 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

Section 8.2 Debt Service Coverage Ratio. Borrower shall not permit, as of the last day of any fiscal quarter, commencing with the fiscal quarter ending August 31, 2022, the ratio of (a) Cash Flow for the Test Period then ended, to (b) Debt Service, in each case for Borrower and its Subsidiaries, on a consolidated basis in accordance with GAAP, to be less than 1.25 to 1.0.

(d) Exhibit B of the Credit Agreement is hereby deleted in its entirety and replaced with Exhibit B attached hereto.

3.
Amendments to Other Loan Documents.

(a) All references in the Loan Documents to the Credit Agreement shall henceforth include references to the Credit Agreement, as modified and amended hereby, and as may, from time to time, be further amended, modified, extended, renewed, and/or increased.

(b) Any and all of the terms and provisions of the Loan Documents are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.

4.
Condition Precedent. This Amendment shall not be effective until (a) Administrative Agent receives this Amendment as executed by Borrower, Administrative Agent and Lenders, (b) Administrative Agent receives, in immediately available funds, (i) the estimated fees and expenses of Administrative Agent’s counsel incurred in connection with this Amendment and (ii) all other fees and expenses payable by Borrower with respect to this Amendment as set forth a fee letter between Borrower and Administrative Agent, (c) all representations and warranties set forth in this Amendment are true and correct, and (d) both before and after giving effect to this Amendment, no Default exists.

5.
Ratifications. Borrower (a) ratifies and confirms all provisions of the Loan Documents as amended by this Amendment, (b) ratifies and confirms that all guaranties, assurances, and Liens granted, conveyed, or assigned to Administrative Agent, for the benefit of Lenders, under the Loan Documents are not released, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure full payment and performance of the present and future Obligations, and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents, and certificates as Administrative Agent may request in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens.

6.
Confirmation. Borrower hereby confirms (a) the debts, duties, obligations, liabilities, rights, titles, security interests, liens, powers, and privileges existing by virtue of the Loan Documents, (b) that the indebtedness secured by each of the Loan Documents includes, among other indebtedness, the Obligations, and (c) that the liens and security interests in the Collateral created under the Loan Documents secure, among other indebtedness, Borrower’ obligations under the Credit Agreement and other Loan Documents, and all modifications, amendments, renewals, extensions, and restatements thereof.

7.
Representations. Borrower represents and warrants to Administrative Agent and Lenders that as of the date of this Amendment: (a) this Amendment has been duly authorized, executed, and delivered by Borrower; (b) no action of, or filing with, any governmental authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by Borrower of this Amendment; (c) the Loan Documents, as amended by this Amendment, are valid and binding upon Borrower, and are enforceable against Borrower in accordance with their respective terms, except as limited by debtor relief laws; (d) the execution, delivery, and performance by Borrower of this Amendment do not require the consent of any other Person and do not and will not constitute a violation of any laws, agreements, or understandings to which any Borrower is a party or by which Borrower is bound; (e) all representations and warranties in the Loan Documents are true and correct in all material respects immediately prior to, and after giving effect to, this Amendment; and (f) prior to and after giving effect to this Amendment, no Default exists.

8.
Consent. For certain periods prior to the effective date of this Amendment (such periods collectively, the “Prior Calculation Periods”), Borrower calculated the debt service coverage ratio as set forth in Section 8.2 of the Credit Agreement (as in effect prior to the effective date of this Amendment), using an Adjusted EBITDA calculation that differed from the calculation that would have resulted from the actual definition of Adjusted EBITDA in effect during the Prior Calculation Periods (collectively, the “Revised Adjusted EBITDA Calculation”). Borrower has requested that Administrative Agent and Lenders consent to the use of the Revised Adjusted EBITDA Calculation during the Prior Calculation Periods.

By their execution hereof, Administrative Agent and Lenders hereby consent to the use of the Revised Adjusted EBITDA Calculation during the Prior Calculation Periods. The consent hereby granted by Administrative Agent and Lenders does not (a) constitute a waiver or modification of any other terms or provisions set forth in the Credit Agreement or any other Loan Document and shall not impair any right that Administrative Agent or any Lender may now or hereafter have under or in connection with the Credit Agreement or any other Loan Document, or (b) impair Administrative Agent’s or any Lender’s rights to insist upon strict compliance with the Credit Agreement, or the other Loan Documents. The Loan Documents continue to bind and inure to Borrower, Administrative Agent, and Lenders, and each of their respective successors and permitted assigns.

9.
Miscellaneous. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment must be construed -- and its performance enforced -- under Texas law (without reference to applicable rules of conflicts of Laws), (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

10. Electronic Signatures. This Amendment and any document, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Amendment (each a “Communication”), including Communications required to be in writing, may be in the form of an Electronic Record and may be executed using Electronic Signatures. Borrower agrees that any Electronic Signature on or associated with any Communication shall be valid and binding on Borrower to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by Administrative Agent and each of the Lenders of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. Administrative Agent and each of the Lenders may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by Administrative Agent pursuant to procedures approved by it (such agreement not to be unreasonably withheld); provided, further, without limiting the foregoing, (i) to the extent Administrative Agent has agreed to accept such Electronic Signature, Administrative Agent and each of the Lenders shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of Borrower without further verification and (ii) upon the request of Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by such manually executed counterpart. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

10.
Entireties. The Credit Agreement as amended by this Amendment represents the final agreement between the parties about the subject matter of the Credit Agreement as amended by this Amendment and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

11.
Parties. This Amendment binds and inures to Borrower, Administrative Agent, Lenders, and their respective successors and assigns.

[Remainder of Page Intentionally Left Blank; Signature Pages to Follow]

EXECUTED as of the date first stated above.

BORROWER:

CRYO-CELL INTERNATIONAL, INC., a Delaware corporation

By: /s/ David Portnoy

David I. Portnoy

Co-Chief Executive Officer

ADMINISTRATIVE AGENT:

SUSSER BANK, a Texas State Bank

By: /s/ Chris Wheeler

Chris Wheeler

President, Austin Region

LENDERS:

SUSSER BANK, a Texas State Bank, as Lender

By: /s/ Chris Wheeler

Chris Wheeler

President, Austin Region

Signature Page to Third Amendment Credit Agreement

EXHIBIT B

FORM OF Compliance Certificate

FOR QUARTER/YEAR ENDED __________ (THE “SUBJECT PERIOD”)

ADMINISTRATIVE AGENT: Susser Bank, a Texas State bank

BORROWER: Cryo-Cell International, Inc., a Delaware corporation

This Compliance Certificate (this “Certificate”) is delivered under the Credit Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) dated as of July 18, 2022, by and among Cryo-Cell International, Inc., a Delaware corporation (“Borrower”), the Guarantors from time to time party thereto, the Lenders from time to time party thereto and Administrative Agent. Capitalized terms used in this Certificate shall, unless otherwise indicated, have the meanings set forth in the Credit Agreement. The undersigned hereby certifies to Administrative Agent and Lenders as of the date hereof that:

(a) he/she is the __________ of Borrower, and that, as such, he/she is authorized to execute and deliver this Certificate to Administrative Agent on behalf of Borrower;

(b) he/she has reviewed and is familiar with the terms of the Credit Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of Borrower and its Subsidiaries during the Subject Period;

(c) during the Subject Period, each Loan Party has performed and observed each covenant and condition of the Loan Documents applicable to it and no Default or Event of Default currently exists or has occurred which has not been cured or waived by Required Lenders or all Lenders, as required by the Loan Documents;

(d) the representations and warranties of each Loan Party contained in Article 5 of the Credit Agreement, and any representations and warranties of any Loan Party that are contained in any document furnished at any time under or in connection with the Loan Documents, are true and correct in all material respects (without duplication of materiality) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (without duplication of materiality) as of such earlier date, and except that for purposes of this Certificate, the representations and warranties contained in Section 5.2 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 6.1 of the Credit Agreement, including the statements in connection with which this Certificate is delivered;

(e) the financial statements of Borrower attached to this Certificate were prepared in accordance with GAAP, and present, on a consolidated basis, fairly and accurately, in all material respects (without duplication of any materiality qualifiers), the financial condition and results of operations of Borrower and its Subsidiaries as of the end of and for the Subject Period;

(f) the financial covenant analyses and information set forth below are true and accurate on and as of the date of this Certificate;

(g) attached hereto are updates to all Schedules to the Security Documents to the extent that information contained in such Schedules has become inaccurate or incomplete since delivery thereof and such Schedules are required to be updated from time to time pursuant to the terms of the applicable Security Document;

Exhibit B – Page 1

(h) Except as set forth below, the management of Borrower and the ownership and management of each other Loan Party has not changed since the Closing Date or the date of the Compliance Certificate most recently delivered to Administrative Agent, as applicable:

(i) the status of compliance by each Loan Party with certain covenants of the Credit Agreement at the end of the Subject Period is as set forth below.

In Compliance as of End of Subject Period (Please Indicate)

1.	Leverage Ratio	Yes	No

Maximum Leverage Ratio of 3.50 to 1.0 at end of Subject Period.

(Defined as the ratio of (a) all Debt of Borrower and its

Subsidiaries to Adjusted EBITDA; calculated on a rolling 4 quarter basis)

Actual Leverage Ratio calculation: _________ to 1.0

2.	Debt Service Coverage Ratio	Yes	No

Minimum of 1.25 to 1.00 at end of Subject Period

(Defined as the ratio of (a) Cash Flow to Debt Service;

calculated on a rolling 4 quarter basis).

Actual Debt Service Coverage Ratio calculation: _________ to 1.0

Exhibit B – Page 2

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of __________, 20__.

CRYO-CELL INTERNATIONAL, INC., a Delaware corporation
By:
Name:
Title:

Exhibit B – Page 3